SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 Form 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  November 29,
1994


                        CINCINNATI MILACRON INC.

            (Exact name of registrant as specified in charter)


          Delaware             1-8475             31-1062125
(State or other jurisdiction (Commission File  (I.R.S. Employer
     of incorporation)        Number)          Identification
No.)


  4701 Marburg Avenue, Cincinnati, Ohio              45209
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (513) 841-8100



                              NONE
(Former name or former address, if changed since last report)




Item 5.        Other Events

               The Press Release of registrant
               dated November 29, 1994, filed as
               Exhibit 99.1 and which discloses, among
               other things, an agreement under which
               Cincinnati Milacron Inc. will purchase
               Krupp Widia GmbH is incorporated
               herein by reference.


Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits

               (99.1)  Press Release of registrant dated
                       November 29, 1994.




                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CINCINNATI MILACRON INC.



Date: December 6, 1994       By: /s/ Ronald D. Brown
                                 _______________________
                                 Ronald D. Brown
                                 Vice President - Finance